UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)
July13, 2010

JINHAO MOTOR COMPANY
(Exact Name of Registrant as Specified in Its Charter)

NEVADA
(State or Other Jurisdiction of Incorporation)

000-52482	20-2308107
(Commission File Number)	(IRS Employer Identification No.)

2601 E. Turquoise Drive, Phoenix, AZ 85028
(Address of Principal Executive Offices)      (Zip Code)

602-206-3582
(Registrant's Telephone Number, Including Area Code)

Georgia International Mining Corp.
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of  the following provisions (see General Instruction A.2. below):

   ☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   ☐   Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   ☐   Pre-commencement  communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   ☐   Pre-commencement  communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03     Amendments to Articles of Incorporation or Bylaws

Effective July 12, 2010, the sole Officer and Director of Jinhao Motor Company consented to and approved the adoption of bylaws which are attached in their entirety as Exhibit 3.1.

These bylaws substantially follow corporate rules of the Nevada Revised Statutes and allow for certain actions of the shareholders and directors to be taken in writing without the formality of calling a meeting as well as making concessions for the electronic deposit of share certificates.

Item 9.01     Exhibits.

No.	Exhibits

3.1	Bylaws Jinhao Motor Company

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 13, 2010

By: /s/   Ed Forister
Name:    Ed Forister
Title:    President, CEO, CFO